Exhibit 10.10

ENDEAVOR ACQUISITION CORP.

                    , 2005

Ironbound Partners Fund LLC

180 Madison Avenue, Suite 2305

New York, New York 10016

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Endeavor Acquisition Corp. (“EAC”) and continuing until the earlier of the consummation by EAC of a “Business Combination” or EAC’s liquidation (as described in EAC’s IPO prospectus) (the “Termination Date”), Ironbound Partners Fund LLC shall make available to EAC certain office space, utilities and secretarial support as may be required by EAC from time to time, situated at 180 Madison Avenue, Suite 2305, New York, New York 10016. In exchange therefor, EAC shall pay Ironbound Partners Fund LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

ENDEAVOR ACQUISITION CORP.

By:
Name:	Eric J. Watson
Title:	Chairman of the Board

AGREED TO AND ACCEPTED BY:

IRONBOUND PARTNERS FUND LLC

By:
Name:	Jonathan J. Ledecky
Title:	Chairman of the Board